                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 July 15, 1996
                                 -------------
                       (Date of earliest event reported)




                            Jefferson Bancorp, Inc.
                            -----------------------
             (Exact name of Registrant as specified in its charter)



Louisiana                           0-24618                            72-1264411
- ----------                          -------                            ----------
(State or other                     (Commission                        (IRS Employer
jurisdiction of                      File Number)                        ID No.)
incorporation)



1011 Fourth Street, Gretna, Louisiana                                  70053
- -------------------------------------                                  -----
(Address of principal executive offices)                               (Zip Code)



                                 (504) 368-1011
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)
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ITEM 5.         OTHER EVENTS

     On July 15, 1996, Jefferson Bancorp, Inc., the parent of Jefferson Federal Savings Bank, issued the press releases included as Exhibits 99.1 and 99.2 to this Form 8-K Report.


ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

     (a)      Not Applicable

     (b)      Not Applicable

     (c)      Exhibit:

              99.1 Press Release, dated July 15, 1996
              99.2 Press Release, dated July 15, 1996
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   JEFFERSON BANCORP, INC.



Date:  July 19, 1996               By: /s/ Karen L. Knight
                                       -------------------
                                        Karen L. Knight
                                        President and Chief
                                        Executive Officer